UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2020, Reliant Bancorp, Inc. (the “Company”), the parent company of Reliant Bank, issued a press release announcing financial results for its first quarter ended March 31, 2020. In addition, the Company posted to its website, www.reliantbank.com, a presentation that management intends to use during the Company’s April 28, 2020 earnings call and webcast (the “Presentation”). The press release and the Presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8‑K (this “Report”) and are incorporated herein by reference.

In accordance with General Instruction B.2 of the Form 8-K, the information furnished under this Item 2.02 of this Report and Exhibits 99.1 and 99.2 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On April 27, 2020, the Board of Directors of the Company declared a $0.10 per share cash dividend. The dividend is payable on May 22, 2020, to shareholders of record as of the close of business on May 8, 2020. A copy of the Company’s press release announcing the quarterly cash dividend is attached as Exhibit 99.3 to this Report and is incorporated herein by reference.

Also, on April 27, 2020, the Company furnished the press release described above in Item 2.02 of this Report. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

In addition, the Company posted to its website, www.reliantbank.com, the Presentation described above in Item 2.02 of this Report, and it is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of the Form 8-K, the information furnished under this Item 7.01 of this Report and Exhibits 99.1, 99.2, and 99.3 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release announcing first quarter 2020 financial results issued by Reliant Bancorp, Inc., dated April 27, 2020.
99.2 Earnings Presentation, dated April 28, 2020.
99.3 Press Release announcing a quarterly cash dividend issued by Reliant Bancorp, Inc., dated April 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: April 27, 2020
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman, President and CEO